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                                                                   EXHIBIT 10(a)


                SUTHERLAND, ASBILL & BRENNAN, L.L.P. LETTERHEAD



                                 APRIL 21, 1997


Board of Directors
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266

Gentlemen:


We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 4 to the Registration Statement on Form N-4 filed by Farm Bureau Life Insurance Company and Farm Bureau Life Annuity Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                          Very truly yours,
                                          SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                                          By:         /s/ STEPHEN E. ROTH

                                          --------------------------------------
                                                      Stephen E. Roth